SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

                                -----------------

                                 DWS MONEY FUNDS


                       DWS Government & Agency Money Fund

                            DWS Tax-Exempt Money Fund

                          DWS Money Market Prime Series




The following information supplements disclosure under "Policies about transactions" in the "Policies you should know about" section of each fund's prospectuses:

Wire transactions that arrive by 2:00 p.m. Eastern time (12:00 p.m. Eastern time for DWS Tax-Exempt Money Fund) and can be identified as an investment in a fund will receive that day's dividend.

Wire transactions received between 2:00 p.m. (12:00 p.m. Eastern time for DWS Tax-Exempt Money Fund) and 4:00 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following business day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected as of the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends on the payment date.

When selling shares, you'll generally receive dividends up to, but not including, the business day following the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.


               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group
February 8, 2007
st-Money